Exhibit 99.1

Exhibit 99.1

Investor Presentation

2nd Quarter 2012

Forward-Looking Statements & Safe Harbor

This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements”. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

2

Agenda

Executive Summary Operating Segments

U.S. Insurance

International Insurance Reinsurance

Financial Highlights Conclusion Appendix

3

Allied World’s Franchise

Well-diversified property and casualty insurer and reinsurer with significant geographic reach

Experienced executive management team with strong risk management culture

Excellent capitalization with active capital management

Highly Rated – “A” (Strong) by S&P, “A” (Excellent) by A.M. Best and “A2” (Good) by Moody’s

Industry leading results and value creation

4

Allied World – A Diversified mix

Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus

Diversified insurance and reinsurance products offered across global platform with operations in the U.S., Bermuda, Lloyd’s, Europe, Hong Kong and Singapore

Emphasis on insurance and

casualty lines with strong reinsurance and property capabilities

Customer focus

Moving closer to clients in markets Demonstrated expertise in markets in which we underwrite A “go to” market for targeted lines and classes of business such as healthcare and construction

Specialty Property

Reinsurance Reinsurance

7% 11% General

Property

11%

Casualty

Reinsurance General

16% Casualty

16%

Healthcare*

16% Professional Other

4%

Liability

19%

Total TTM June 2012 GPW: $ 2,187M

66% Insurance / 34% Reinsurance

71% Casualty / 29% Property

* Includes healthcare-related program business

5

Experienced Management: Shifting the Business Focus

In response to the changing macro economic environment, Allied World has transformed itself since 2007

Allied World 2007 Allied World Today

Reduced dependence on Bermuda

large account excess business

International International

Insurance Insurance

52% 25%

U.S.

U.S. segment has increased U.S.

Insurance Reinsurance

Reinsurance 13% significantly with focus on small and Insurance 34%

41%

35% middle market account primary and

specialty business

Reinsurance segment now with strong

U.S. presence and growing

internationally

2007 GPW: $1,506M

TTM June 2012 GPW: $2,187M

6

Active Capital Management Improves Shareholder Value

Diluted book value per share has more than doubled since 2007

Capital Management History

Share Repurchases

$1.6 billion of shares and warrants repurchased between December 2007 and June 2012

$500 million remaining capacity in new share repurchase program as of June 2012 Dividends:

$214 million of common dividends paid since 2007; current quarterly dividend of $0.375 per share

Conservative Capital Position:

$300 million in ten-year senior notes issued in November 2010; financial leverage of 19.6% at June 2012 doubled since 2007 $88.24

$80.11

$74.29

$59.56

$46.05 $4,082

$42.53 $3,712 $3,873 $3,947

$499 $798 $798 $798

$2,916

$2,739

$499 $499

$3,213 $3,075 $3,149 $3,284

$2,240 $2,417

-$611 -$646 -$682

-$1,475 -$1,658 -$1,831

(In millions, except for per share amounts)

2007 2008* 2009 2010 2011 June 2012

Shareholder’s Equity

Debt

Accumulated Share and Warrant Repurchases & Dividends Paid

Diluted Book Value per Share

* Excludes $243.8 million syndicated loan that was repaid on February 23, 2009

7

Superior Value Creation

Five Year Growth in Book Value per Share

July 2007 – June 2012

148% Peer Average = 72%

118% 115%

92%

83% 82% 78% 76% 73% 72%

56% 56% 54%

36%

16%

AWH ACGL PRA ENH HCC AHL AXS RLI WRB NAVG THG AGII MKL ALTE OB

Growth in book value per share calculated by taking change in book value per share from June 30, 2007 through June 30, 2012 adjusted for dividends paid or declared. Diluted book value per share used when available

8

Agenda

Executive Summary Operating Segments

U.S. Insurance

International Insurance Reinsurance

Financial Highlights Conclusion Appendix

Our U.S. Insurance Operating Segment

- A significant U.S.- based specialty franchise with diversified offerings

Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Ten branch offices in strategic locations throughout the U.S.

Admitted and excess & surplus lines (E&S) capabilities in all 50 states Increased access to attractive small account primary business Industry verticals strategy

Focused on servicing products in select industry classes, including healthcare, private / non-profit, and public entity / construction

New specialty products

Defense Base Act approved underwriter, environmental, inland marine and M&A capabilities

Allied World U.S. Insurance Operating Segment

Product Mix

Programs

3%

Inland Marine

1% Primary D&O

General Private

Casualty 9% D&O

11% Public

8%

E&O

Healthcare* 11%

30%

Excess General

General Casualty Environmental

Property 15% 2%

10%

Total TTM June 2012 GPW: $899M

* Includes healthcare-related program business

Our International Insurance Operating Segment

- Global Diversification and Expansion

Offices in Bermuda, Dublin, Hong Kong, London, Singapore and Switzerland position the company to meet developing opportunities Lloyd’s Syndicate 2232

Association with Lloyd’s enhances Allied World’s brand recognition

Increases access to Latin America and Asia-Pacific region

Offers treaty and individual risk products

New product capabilities:

Trade credit and political risk o European healthcare

Small-to-medium enterprises (SME Professional)

MGA and program business initiated in targeted areas

Allied World International Insurance Operating

Segment Product Mix

Trade Credit

3%

SME

1% Healthcare

13%

General

Property General Casualty

29% 23%

Professional

Lines

31%

Total TTM June 2012 GPW: $537M

Our Reinsurance Operating Segment

- Flexibility to take advantage of reinsurance opportunities in the global marketplace

U.S. operation has improved access to U.S. regional business and strengthened local relationships

Property reinsurance capabilities that focus on small and medium account regional carriers In late 2010, launched Global Marine and Specialty Unit that offers marine and aerospace coverages as well as crop and hail business

Strategic Bermuda Platform

Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty

Swiss and Singapore offices and Lloyd’s

Syndicate 2232 increase global reach

Significantly expanded reinsurance capabilities throughout Europe, Latin America, Middle East, Africa and the Asia Pacific region

Allied World Reinsurance Operating Segment

Product Mix

North American

Property

7% Global Marine,

Aerospace &

Crop

14%

Specialty North American

6% CAT

Professional 19%

Liability

7%

Global CAT General Casualty

15% 20%

Global Property Global Casualty

7% 5%

Total TTM June 2012 GPW: $751M

Quarterly Highlights – Second Quarter 2012

Investments in operations are paying off with increased production and strong underwriting results across all of our operating segments

Gross premiums written of $647 million for quarter, up 24.5% from prior period. Up

22.9% year to date

Reinsurance gross premiums written increased $83 million, up 72.7% from prior period. Up 97.7% year to date

U.S. Insurance gross premiums written increased $39 million, up 17.3% from prior period. Up 14.7% year to date

International Insurance gross premiums written increased $7 million, up 2.8% from prior period. Up 2.5% year to date

Underwriting income of $63.8 million for quarter and $123 million through June 2012

Combined ratio of 85.1% for quarter and 85.2% year to date through June 2012

Expense ratio fell to 29.2% for the quarter and year to date through June 2012

Agenda

Executive Summary Operating Segments

U.S. Insurance

International Insurance Reinsurance

Financial Highlights Conclusion Appendix

Strong Operating Performance

Operating Income and Combined Ratio

98.9%

91.6% 91.5% 91.8%

85.8% 88.2% 95.9%

84.1% 76.1% 84.9% 85.2%

81.3%

$538

$476 $455 $398

$184 $179

2007 2008 2009 2010 2011 June 2012 YTD

Operating Income ($MM) Combined Ratio Peer Avg. Combined Ratio*

* Peer average includes ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.

Source: SNL Financial

Expense Ratio Declining as We Build Scale

34.4%

33.6% 33.7%

32.1%

32.8%

30.1% 30.4%

30.2% 30.1%

29.2%

26.7% Allied World expanded global operations,

including: the build-out of the U.S. platform,

the acquisition of Darwin, the establishment

of a U.S. reinsurance company and the

22.5% opening of Lloyd’s Syndicate 2232

2007 2008 2009 2010 2011 June 2012 YTD

Allied World Peer Average*

Note: GAAP expense ratio

*Peer average includes ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.

Source: SNL Financial

Strong Underwriting Results

Underwriting performance has been strong since our inception

Historical Loss Ratios Through June 30, 2012 ($MM)[1]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.1%	65.8%	55.9%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.1%	-17.4%	-9.8%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	65.7%	
2002												
2003	(56.8)											(56.8)
2004	(26.7)	(52.7)										(79.4)
2005	(8.4)	(45.7)	5.6									(48.5)
2006	(16.5)	(43.1)	(45.3)	(8.2)								(113.0)
2007	6.2	(33.8)	(76.9)	(6.2)	(26.1)							(136.9)
2008	(8.9)	(87.9)	(100.3)	(73.8)	(7.8)	(33.9)						(312.6)
2009	(16.5)	(57.2)	(118.1)	(102.5)	11.6	2.4	32.2					(248.0)
2010	4.4	(10.9)	(57.0)	(146.7)	(54.4)	(24.8)	(22.6)	(1.2)				(313.4)
2011	(0.0)	(1.3)	(22.1)	(89.5)	(42.3)	(68.7)	(21.7)	(27.9)	20.1			(253.5)
2012	5.7	(1.7)	(7.8)	(21.9)	(45.7)	(47.3)	(5.9)	(5.2)	1.4	47.0		(81.4)
Subsequent Development	(117.7)	(334.2)	(421.9)	(448.9)	(164.7)	(172.3)	(18.0)	(34.3)	21.5	47.0		(1,643.5)
Loss Ratio Points	-27.1%	-28.5%	-30.8%	-33.1%	-11.9%	-12.9%	-1.4%	-2.6%	1.6%	3.2%		
AY Developed	42.9%	41.6%	50.9%	73.6%	55.8%	55.7%	78.4%	62.1%	76.7%	86.5%	65.7%	
Cat Losses			16.4%	28.1%			9.7%		6.2%	20.4%		
AY Developed EX Cat Losses	42.9%	41.6%	34.5%	45.5%	55.8%	55.7%	68.7%	62.1%	70.6%	66.1%	65.7%	
Case Incurred through 2012 Q2 [2]	**41.3%**	**34.0%**	**45.8%**	**59.8%**	**39.5%**	**38.8%**	**50.6%**	**25.7%**	**43.9%**	**37.1%**	**11.2%**	
Remaining IBNR / EP Ratio @ 2012 Q2	**1.6%**	**7.6%**	**5.1%**	**13.8%**	**16.3%**	**16.9%**	**27.8%**	**36.4%**	**32.8%**	**49.4%**	**54.5%**	

(1) Pro-forma including Darwin development since inception

(2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

ALLIED WORLD ASSURANCE COMPANY

17

Prudent Reserving Philosophy

Net reserves about 4.0% above mid-point of range at June 30, 2012 $1.6 billion net favorable reserve development since inception 72% of reserves are IBNR

Net Loss & LAE Reserve Mix at June 30, 2012

IBNR IBNR

Reinsurance U.S. Insurance

21% 22%

Case IBNR

International International

Insurance Insurance

9% 29%

Case

Reinsurance

11% Case

U.S. Insurance

8%

June 30, 2012 Total: $4.3 B

Range of Net Reserves at June 30, 2012 ($MM)

$1,889

$1,645 $1,590

$1,459 $1,370

$1,289 $1,208

$1,114

$1,021

U.S. Insurance International Insurance Reinsurance

Low Estimate Carried High Estimate

Net Prior Year Reserve Releases* ($MM)

$313 $313

$248 $254

$113 $137 $81

2006 2007 2008 2009 2010 2011 June 30,

2012 YTD

* Pro-forma including Darwin

development since inception

Investment Portfolio Highlights

Investment Portfolio by Quarter

December 2008 - June 2012

100%

3.5

75%

3.3

3.2

3.0 3.0

2.8 2.8

50% 2.6 2.7

2.5

2.3

2.1 2.1

2.0

25% 1.9

0%

Private equity (funded) Equity Hedge Funds

Distressed RMBS High Yield Municipals

ABS Mortgage Backed Securities Corporate Bonds

Government Cash Duration

We maintain a short duration/overweight credit position in core fixed-income Relative value and significant market volatility remains in favor of a diversified portfolio, by asset class as well as by issuer

Total Cash and Investments: $8.9 B Q2 2012 Total Return:: 0.6% YTD 2012 Total Return: 2.6% Average Credit Quality (S&P): AA-

Financial Highlights

Allied World has reported very strong results despite competitive landscape,

financial turbulence and catastrophe activity

June 2012

Operating Results 2011 2010 2009 2008

YTD

Net Income $315M $275M $665M $607M $184M

Operating Income $179M $184M $398M $538M $455M

Annualized Net Income Return on Average Equity 19.6% 8.9% 21.9% 22.6% 8.3%

Annualized Operating Return on Average Equity 11.1% 6.0% 13.1% 20.0% 20.6%

Combined Ratio 85.2% 95.9% 84.9% 76.1% 84.1%

Cash flow from Operations $302M $548M $451M $668M $657M

Total Investment Portfolio Return 2.6% 2.0% 6.1% 7.9% 0.5%

Ending Diluted Book Value per Share $88.24 $80.11 $74.29 $59.56 $46.05

Growth in Diluted Book Value Per Share 10% 8% 25% 29% 8%

Peer Comparisons – Operating Income ROE

Five Year Average Quarterly Annualized Operating ROE

July 2007 – June 2012

Peer Average = 9.5%

14.6% 14.4% 13.7%

12.9% 12.8%

11.3%

9.9% 9.5%

8.8% 8.3% 8.0% 7.9%

6.1% 5.7%

3.7%

AWH RLI PRA ACGL WRB HCC ENH AXS AHL MKL OB NAVG ALTE THG Argo

Source: SNL Financial

Catastrophe Losses at Low End of Competitors

41% 41% Catastrophe Losses as a % of Prior Year

40%

38% Shareholders’ Equity

Catastrophe

33% 32% losses in line with

32% our risk appetite

25% 16% 28%

27% 25%

18% 18% 23%

17%

21%

18% 18%

9% 11% 17%

10%

13%

8% 4% 7% 7% 6% 7% 10% 9%

4% 7% 3% 7% 7%

13% 3% 2%

10% 3%

8% 8% 8% 8% 8% 6% 8% 6%1 3% 1%

5% 5% 3% 3%

Montpelier Platinum Partner Validus RenRe Axis Aspen Endurance Everest Arch Allied Alterra XL ACE

World

2008 2 2010 2011

1	2007 shareholders’ equity includes Max Capital and Harbor Point
2	Hurricanes Ike and Gustav

Percentages represent pre tax catastrophe losses divided by prior year-end shareholders equity.

22 Source: SNL Financial and company filings

Agenda

Executive Summary Operating Segments

U.S. Insurance

International Insurance Reinsurance

Financial Highlights Conclusion Appendix

Conclusion

Strong top line growth with diversified product mix

Gross premiums increasing in each operating segment

Historically strong operating returns

Combined ratio compares favorably to peers

Expense ratio declining as we build scale

Solid investment returns Active capital management Industry leading value creation

Current valuation is inconsistent with company’s historical performance and strong position to capitalize on market opportunities

Conclusion

-Allied World is attractively valued given its historical performance

Five Year Growth in Book Value per Share

July 2007 – June 2012

vs.

Price to Book Value

2.00

re

Sha RLI

Per 1.50

Value

Book Berkley ProAssurance

Markel

Arch

Diluted OneBeacon

to 1.00 HCC Allied World

Price Navigators Axis

Alterra

Aspen

Endurance

THG

Argo

0.50

10% 30% 50% 70% 90% 110% 130% 150%

Five Year Growth in Diluted Book Value Per Share

Growth in book value per share calculated by taking change in book value per share from June 30, 2007 through June 30, 2012 adjusted for dividends paid or declared. Price to book as of August 9, 2012. Diluted book value per share used when available.

Source: SNL Financial

Agenda

Executive Summary Operating Segments

U.S. Insurance

International Insurance Reinsurance

Financial Highlights Conclusion Appendix

Non-GAAP Financial Measures

In presenting the company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”).

“Operating income” is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income.

The company has included “diluted book value per share” because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.

“Annualized return on average shareholders’ equity” (“ROAE”) is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

“Annualized operating return on average shareholders’ equity” is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above.

See slides 28 - 30 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)

	Quarter Ended June 30,		Six Months Ended June 30,	
	2012	2011	2012	2011
Opening shareholders' equity	$ 3,245,821	$ 2,950,953	$ 3,149,022	$ 3,075,820
Deduct: accumulated other comprehensive income	(2,325)	(32,963)	(14,484)	(57,135)
Adjusted opening shareholders' equity	3,243,496	2,917,990	3,134,538	3,018,685
Closing shareholders' equity	$ 3,283,901	$ 3,044,417	$ 3,283,901	$ 3,044,417
Deduct: accumulated other comprehensive income	(1,414)	(23,095)	(1,414)	(23,095)
Adjusted closing shareholders' equity	3,282,487	3,021,322	3,282,487	3,021,322
Average adjusted shareholders' equity	$ 3,262,992	$ 2,969,656	$ 3,208,513	$ 3,020,004
Net income available to shareholders	$ 96,351	$ 93,800	$ 314,507	$ 102,420
Annualized net income available to shareholders	385,404	375,200	629,014	204,840
Annualized return on average shareholders' equity - net income available to shareholders	11.8%	12.6%	19.6%	6.8%
Operating income available to shareholders	$ 87,318	$ 44,189	$ 178,823	$ 2,842
Annualized operating income available to shareholders	349,272	176,756	357,646	5,684
Annualized return on average shareholders' equity - operating income available to shareholders	10.7%	6.0%	11.1%	0.2%

ALLIED WORLD ASSURANCE COMPANY

28

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

UNAUDITED OPERATING INCOME RECONCILIATION

(Expressed in thousands of United States dollars, except share and per share amounts)

Quarter Ended June 30, Six Months Ended June 30,

2012 2011 2012 2011

Net income $ 96,351 $ 93,800 $ 314,507 $ 102,420

Add after tax effect of:

Net realized investment gains (8,014) (50,795) (134,584) (100,320)

Foreign exchange (gain) loss (1,019) 1,184 (1,100) 742

Operating income $ 87,318 $ 44,189 $ 178,823 $ 2,842

Weighted average common shares outstanding:

Basic 36,288,596 38,346,489 36,746,881 38,061,724

Diluted 37,189,722 39,800,753 37,395,559 39,873,418

Basic per share data:

Net income $ 2.66 $ 2.45 $ 8.56 $ 2.69

Add after tax effect of:

Net realized investment gains (0.22) (1.32) (3.66) (2.64)

Foreign exchange (gain) loss (0.03) 0.02 (0.03) 0.03

Operating income $ 2.41 $ 1.15 $ 4.87 $ 0.08

Diluted per share data:

Net income $ 2.59 $ 2.36 $ 8.41 $ 2.57

Add after tax effect of:

Net realized investment gains (0.22) (1.28) (3.60) (2.52)

Foreign exchange (gain) loss (0.02) 0.03 (0.03) 0.02

Operating income $ 2.35 $ 1.11 $ 4.78 $ 0.07

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION

(Expressed in thousands of United States dollars, except share and per share amounts)

As of As of As of

June 30, December 31, June 30,

2012 2011 2011

Price per share at period end $ 79.47 $ 62.93 $ 57.58

Total shareholders’ equity $ 3,283,901 $ 3,149,022 $ 3,044,417

Basic common shares outstanding 35,942,964 37,742,131 37,945,043

Add: unvested restricted share units 185,809 249,251 473,967

Add: performance based equity awards 510,530 889,939 920,164

Add: employee share purchase plan — 11,053 —

Add: dilutive options/warrants outstanding 1,365,245 1,525,853 1,124,438

Weighted average exercise price per share $ 46.04 $ 45.72 $ 38.83

Deduct: options bought back via treasury method (790,888) (1,108,615) (758,342)

Common shares and common share

equivalents outstanding 37,213,660 39,309,612 39,705,270

Basic book value per common share $ 91.36 $ 83.44 $ 80.23

Diluted book value per common share $ 88.24 $ 80.11 $ 76.68